UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Vitamin Shoppe, Inc.

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A note from Sharon Leite, Chief Executive Officer

This morning, on behalf of the Board of Directors and the Leadership Team, I have very important news to share with you.

Earlier this morning, we entered into an Agreement with Liberty Tax, Inc., which will acquire the Company in the next few months. Brian Kahn, Founder and Managing Director of Vintage Capital, has been one of Vitamin Shoppe’s largest shareholders since 2017, and he currently sits on the Board of Directors of Liberty Tax. Together, we believe the transaction is in the best interest of our shareholders, Health Enthusiasts, customers and valued vendor partners.

The details of the anticipated transaction are contained in the attached Press Release. It outlines new avenues of growth to explore, including franchising in global territories, among other opportunities as The Vitamin Shoppe builds long-term value in untapped markets and channels.

Over the past year, as your CEO, I have committed to listening and learning from our teams and to being as transparent as possible while also leading a Public Company, with all of the responsibilities and restrictions that come with that designation. When it comes to two-way communication, today is no different, and, quite honestly, it becomes even more important during time of change. There are still many details to finalize, as the transaction is expected to close in the Fourth Quarter. Until then, we commit to consistent and open communication as we work with Brian and the Liberty team.

Over the course of today, we will do our best to effectively communicate and share with you, our customers and our vendors what we know as we move forward. For the DC and Retail teams, later today, we will deliver a video message to accompany our updates on “The V”. I also look forward to speaking directly with the Retail and Distribution Center Leadership Team. This morning at the CSC, we will host two Shoppe Talk “Special Edition” sessions, with invites going out shortly.

I have a very genuine and important request of you today and in the months to come. We are currently in the early stages of a turnaround plan that will transform The Vitamin Shoppe into an agile, customer-first organization. Together, we have made progress and yet there is so much more to accomplish as a business and as a team. And, every day, YOU and your teams work to deliver our brand promise of quality, innovation and expertise in every product and service we provide our customers. As challenging as it might be at times, each of us has a customer, and we must remain focused on delivering The Vitamin Shoppe experience that we pride ourselves on—and turning our business around expeditiously in a very competitive environment. We still have five months left in the fiscal year, and I’m counting on all of you to help us finish strong!

That being said, it is understandable if you are a little distracted today. You and your family likely have a lot of questions. Unfortunately, there will be many that we are not yet prepared to answer as the Agreement was just signed hours ago. However, my commitment to all of you is we will provide information as it becomes available. Until then, you can send your questions and comments to AskHR@vitaminshoppe.com or directly to me as we will start a “Frequently Asked Questions” blog on “The V” so you have real-time access to updates.

I appreciate each and every one of you and all that you do for our company. This is a positive change for our organization, and I am looking forward to our ability to expeditiously move our organization forward TOGETHER.

Sharon

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction with Liberty Tax, Inc. (“Liberty Tax”). These statements are subject to various risks and uncertainties, many of which are outside our control, including, among others, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Vitamin Shoppe, Inc.’s (the “Company’s”) business and the price of the Company’s common stock; risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the requisite stockholder approval of the proposed transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the proposed transaction; the effect of the announcement or pendency of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the proposed transaction; legal proceedings related to the proposed transaction; uncertainties as to Liberty Tax’s ability to obtain financing in order to consummate the proposed transaction; and costs, charges or expenses resulting from the proposed transaction. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement. Additional factors that could cause actual results to differ materially from forward-looking statements include the strength of the economy; changes in the overall level of consumer spending; the performance of the Company’s products within the prevailing retail environment; implementation of our strategy; compliance with regulations, certifications and best practices with respect to the development, manufacture, sale and marketing of the Company’s products; management changes; maintaining appropriate levels of inventory; changes in tax policy; ecommerce relationships; disruptions of manufacturing, warehouse or distribution facilities or information systems; regulatory environment and other specific factors discussed herein and in other SEC filings by the Company (including the Company’s reports on Forms 10-K and 10-Q filed with the SEC). The Company believes that all forward-looking statements are based on reasonable assumptions when made; however, the Company cautions that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes with certainty and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and the Company undertakes no obligation to update these statements in light of subsequent events or developments.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement and other documents filed by the Company with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, http://investors.vitaminshoppe.com.

Certain Information Regarding Participants

The Company and its directors and certain executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 29, 2018, filed with the SEC on February 26, 2018 and proxy statement for its 2019 annual meeting of stockholders, filed with the SEC on April 25, 2019. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by the Company with the SEC in respect of the proposed transaction when they become available.